UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 8, 2021
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PROTHENA CORPORATION PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)
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Ireland		001-35676		98-1111119
(State or Other Jurisdiction of Incorporation)		(Commission File Number)		(IRS Employer Identification No.)

77 Sir John Rogerson's Quay, Block C
Grand Canal Docklands
	Dublin 2,	D02 VK60,	Ireland
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: 011-353-1-236-2500
___________________________________________________
(Former Name or Former Address, if Changed Since Last Report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, par value $0.01 per share	PRTA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On July 8, 2021, Prothena Corporation plc (the “Company”), together with its wholly owned subsidiary, Prothena Biosciences Limited (“PBL”), entered into a Share Purchase Agreement (the “Agreement”) with Novo Nordisk A/S (“Novo Nordisk”) and Novo Nordisk Region Europe A/S (“NNRE” and together with Novo Nordisk, “Buyer”), pursuant to which PBL sold and transferred to NNRE (the “Transaction”), all issued and outstanding ordinary shares of Neotope Neuroscience Limited, a wholly owned subsidiary of PBL (“NNL”), for an aggregate purchase price of up to $1.23 billion. The aggregate purchase price consists of an upfront payment of $60 million in cash, subject to customary purchase price adjustments, and an aggregate of $1.17 billion in cash, payable on Buyer’s achievement of certain development, commercialization and net sales-based milestones, $40 million of which is a near-term clinical milestone.

The Company is acting as guarantor of PBL’s obligations under the Agreement.

As part of its development of the ATTR Amyloidosis program, NNL owns and has exclusive licenses to intellectual property rights and other assets pertaining to the investigational humanized monoclonal antibody known as PRX004, which has completed Phase 1 studies for the treatment of hereditary ATTR Amyloidosis. Should Buyer achieve certain stages of development or commercialization for products or product candidates containing PRX004 or a derivative thereof in ATTR Amyloidosis, the development and commercialization milestones entitle PBL to receive specified milestone payments. The development and commercialization milestone payments will be discounted if the milestone events are achieved with respect to other indications. Should Buyer achieve specified thresholds of worldwide, annual net sales of the milestone products, regardless of indication, PBL will be entitled to receive specified one-time net sales milestone payments. All milestone payments attributable to an achieved milestone will be paid to PBL, subject to Buyer’s offset right for indemnity claims or unpaid amounts in respect of any purchase price adjustment, as discussed in more detail below.

The Agreement contains customary representations, warranties and covenants made by each of PBL and Buyer, including, among others, covenants by Buyer to use certain efforts to pursue achievement of the development and commercialization milestones, to provide periodic reports on Buyer’s progress toward achieving such milestones as well as net sales reports, and on certain tax matters.

PBL is obligated to indemnify Buyer for breach of representations, warranties and covenants on a range of matters, for certain tax matters and for liabilities relating to a prior program that NNL sold to another subsidiary of PBL in 2020, subject to a deductible and small claims exclusion and certain limits on liability for certain breaches of representations and warranties.

Buyer’s sole recourse with respect to damages resulting from a breach of PBL’s representations and warranties, and with respect to all other claims relating to or arising from the Agreement (excluding fraud, specific performance and the upfront purchase price adjustment), is indemnification by PBL for such damages, subject to certain limitations. Buyer may seek any amounts recoverable through indemnification directly from PBL or offset such amounts against any future milestone payments.

Pursuant to the Agreement, PBL will provide certain transition services to Novo Nordisk and its affiliates for the benefit of NNL until September 30, 2022.

The foregoing description of the terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which will be filed with the

Securities and Exchange Commission as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021.

Item 7.01.    Regulation FD Disclosure.

On July 12, 2021, the Company and Novo Nordisk issued a joint press release announcing the Agreement. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing information in Item 7.01 of this Current Report on Form 8-K, together with the press release attached hereto as Exhibit 99.1, is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to Item 7.01 of this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release dated July 12, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

The disclosures contained or incorporated by reference in Item 1.01 and Item 7.01 contain forward-looking statements regarding the Agreement and the development of NNL’s products, including the ability of Buyer to successfully research, develop and commercialize the products, the ability of Buyer to obtain regulatory approval to manufacture, market and sell the products in and outside of the United States and the ability for Buyer to achieve the requirements of the milestones set forth in the Agreement in order for PBL to be entitled to the milestone payments. These forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated due to known and unknown risks, uncertainties and other factors, including but not limited to the risks and uncertainties described in the Company’s Securities and Exchange Commission (“SEC”) filings, including the “Risk Factors” section of the Quarterly Report on Form 10-Q filed with the SEC on May 11, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 12, 2021	PROTHENA CORPORATION PLC

		By:	/s/ Tran B. Nguyen
		Name:	Tran B. Nguyen
		Title:	Chief Operating Officer and Chief Financial Officer